UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 14, 2005
                                                    --------------------------


                          GENELABS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


           California                     0-19222                94-3010150
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 (State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                    Identification No.)


          505 Penobscot Drive, Redwood City, California            94063
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            (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code             (650) 369-9500
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2001 Stock Option Plan

At the Annual Meeting (the "Annual Meeting") of Shareholders of Genelabs Technologies, Inc. (the "Company"), held on June 14, 2005, the Shareholders of the Company approved an amendment to the 2001 Stock Option Plan (the "2001 Plan") to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares (without giving effect to the proposed one-for-five reverse stock split). The 2001 Plan was also amended (i) to require that stock options be granted at no less than 100% of fair market value and (ii) to eliminate the availability of loans to optionees in connection with the exercise of stock options.

A description of the material terms of the 2001 Plan is included under "Proposal 4. Amendment of 2001 Stock Option Plan" in our Definitive Proxy Statement for the Annual Meeting, filed with the SEC on April 29, 2005, which description is incorporated herein by reference.

2001 Employee Stock Purchase Plan

At the Annual Meeting, the Shareholders of the Company also approved an amendment to the 2001 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares (without giving effect to the proposed one-for-five reverse stock split).

A description of the material terms of the ESPP is included under "Proposal 5. Increase in Number of Shares Available under the 2001 Employee Stock Purchase Plan" in our Definitive Proxy Statement for the Annual Meeting, filed with the SEC on April 29, 2005, which description is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit
Number                                  Description
-----------------  ------------------------------------------------------------

10.1 Genelabs Technologies, Inc. 2001 Stock Option Plan, As Amended and Restated April 4, 2005 (incorporated by reference to Exhibit "B" to our Proxy Statement filed with the SEC on April 29, 2005).
10.2               Form of Stock Option Agreement.
10.3               Form of Non-Employee Director Non-Qualified Stock Option
                   Agreement.
10.4 Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan (incorporated by reference to Exhibit "C" to our Proxy Statement filed with the SEC on April 29, 2005).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          GENELABS TECHNOLOGIES, INC.


                                          By: /s/ Matthew M. Loar
                                             ---------------------------------
                                          Name:   Matthew M. Loar
                                          Title:  Chief Financial Officer
Date:  June 16, 2005

                                 EXHIBIT INDEX

Exhibit
Number                                    Description
-----------------  ------------------------------------------------------------

10.1 Genelabs Technologies, Inc. 2001 Stock Option Plan, As Amended and Restated April 4, 2005 (incorporated by reference to Exhibit "B" to our Proxy Statement filed with the SEC on April 29, 2005).
10.2               Form of Stock Option Agreement.
10.3               Form of Non-Employee Director Non-Qualified Stock Option
                   Agreement.
10.4 Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan (incorporated by reference to Exhibit "C" to our Proxy Statement filed with the SEC on April 29, 2005).